Other Non-current Assets (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Other Non-current Assets
Rental and industry customer deposits	¥ 95,734	$ 13,363	¥ 95,150
Long-term receivables	101,634	14,188	134,634
Long-term investments	1,415	198	1,415
Less: allowance for credit losses	(5,556)	(776)	(5,556)
Total other non-current assets	¥ 193,227	$ 26,973	¥ 225,643